                                                                EXHIBIT 10(III)

                                              As amended
                                              as of
                                              October 25, 1993









                           MERRILL LYNCH & CO., INC.
                           -------------------------

                     LONG-TERM INCENTIVE COMPENSATION PLAN
                     -------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE

ARTICLE I - GENERAL...........................................     1

   Section 1.1 Purpose........................................     1

   Section 1.2 Definitions....................................     1

       (a) "Board of Directors" or "Board"....................     1
       (b) "Code".............................................     1
       (c) "Company"..........................................     1
       (d) "Committee"........................................     1
       (e) "Common Stock".....................................     2
       (f) "Disability".......................................     2
       (g) "Fair Market Value"................................     2
       (h) "Junior Preferred Stock"...........................     2
       (i) "Other ML & Co. Security"..........................     2
       (j) "Participant"......................................     2
       (k) "Performance Period"...............................     2
       (l) "Performance Share"................................     3
       (m) "Performance Unit".................................     3
       (n) "Restricted Period"................................     3
       (o) "Restricted Share".................................     3
       (p) "Restricted Unit"..................................     3
       (q) "Retirement".......................................     3
       (r) "Rights"...........................................     3
       (s) "Rights Agreement".................................     3
       (t) "Stock Appreciation Right".........................     3
       (u) "Stock Option".....................................     4
       (v) "Vesting Period"...................................     4

   Section 1.3 Administration.................................     4

   Section 1.4 Shares and Units Subject to the Plan...........     4

   Section 1.5 Eligibility and Participation..................     5

ARTICLE II - PROVISIONS APPLICABLE TO PERFORMANCE SHARES AND
             PERFORMANCE UNITS................................     5

   Section 2.1 Performance Periods and Restricted Periods.....     5

                                      (i)

                                                                          PAGE

   Section 2.2 Performance Objectives................................       6

   Section 2.3 Grants of Performance Shares and Performance Units....       6

   Section 2.4 Rights and Benefits During Performance Period.........       7

   Section 2.5 Adjustment with respect to Performance
               Shares and Performance Units..........................       7

   Section 2.6 Payment of Performance Shares and
               Performance Units.....................................       7

           (a) Performance Shares....................................       7

              (i)  If a Restricted Period has been established.......       7
             (ii)  If a Restricted Period has not been established...       8

           (b) Performance Units.....................................       8

   Section 2.7 Termination of Employment.............................       8

           (a) Prior to the end of a Performance Period..............       8

              (i) Death..............................................       8
             (ii) Disability or Retirement...........................       9
            (iii) Other Terminations.................................       9

           (b) After the end of a Performance Period but
              prior to the end of a Restricted Period................       9

              (i) Death, Disability, or Retirement...................       9
             (ii) Other Terminations ................................       9

   Section 2.8 Deferral of Payment...................................      10

ARTICLE III - PROVISIONS APPLICABLE TO RESTRICTED SHARES
       AND RESTRICTED UNITS..........................................      10

   Section 3.1 Vesting Periods and Restricted Periods................      10

                                      (ii)

                                                                  PAGE

   Section 3.2 Grants of Restricted Shares and
               Restricted Units...........................          11

   Section 3.3 Rights and Restrictions Governing
               Restricted Shares..........................          11

   Section 3.4 Rights Governing Restricted Units..........          12

   Section 3.5 Adjustment with respect to Restricted
               Shares and Restricted Units................          12

   Section 3.6 Payment of Restricted Shares and
               Restricted Units...........................          12

            (a) Restricted Shares.........................          12
            (b) Restricted Units..........................          12

   Section 3.7 Termination of Employment..................          12

            (a) Prior to the end of a Vesting Period......          12

                (i) Death.................................          12
               (ii) Disability or Retirement..............          13
              (iii) Other Terminations....................          13

            (b) After the end of a Vesting Period but
                prior to the end of a Restricted Period...          13

                (i) Death, Disability, or Retirement......          13
               (ii) Other Terminations....................          13

   Section 3.8 Deferral of Payment........................          14

ARTICLE IV - PROVISIONS APPLICABLE TO STOCK OPTIONS.......          14

   Section 4.1 Grants of Stock Options....................          14

   Section 4.2 Option Documentation.......................          14

   Section 4.3 Exercise Price.............................          15

                                     (iii)


                                                                     PAGE

   Section 4.4 Exercise of Stock Options.....................          15

            (a) Exercisability...............................          15
            (b) Option Period................................          15
            (c) Exercise in the Event of Termination
                of Employment................................          15

                (i) Death....................................          15
               (ii) Disability or Retirement.................          15
              (iii) Other Terminations.......................          16


   Section 4.5 Payment of Purchase Price Upon Exercise
               and Delivery of Shares........................          16

   Section 4.6 Limitation on Fair Market Value of Shares of
               Common Stock Received upon Exercise of
               Incentive Stock Options.......................          17

ARTICLE V - PROVISIONS APPLICABLE TO STOCK APPRECIATION
            RIGHTS...........................................          17

   Section 5.1 Grants of Stock Appreciation Rights...........          17

   Section 5.2 Stock Appreciation Rights Granted in
               Connection with Incentive Stock Options.......          18

   Section 5.3 Payment Upon Exercise of Stock Appreciation
               Rights........................................         18

   Section 5.4  Termination of Employment....................          18

            (a) Death........................................          18
            (b) Disability...................................          18
            (c) Retirement...................................          19
            (d) Other Terminations...........................          19

ARTICLE VI - PROVISIONS APPLICABLE TO OTHER ML & CO.
             SECURITIES......................................          19

   Section 6.1 Grants of Other ML & Co. Securities...........          19

                                     (iv)


                                                                PAGE

   Section 6.2 Terms and Conditions of Conversion or
               Exchange.......................................    20

ARTICLE VII - CHANGES IN CAPITALIZATION.......................    20

ARTICLE VIII - PAYMENTS UPON TERMINATION OF EMPLOYMENT AFTER
               A CHANGE IN CONTROL............................    21

   Section 8.1 Value of Payments Upon Termination After a
               Change in Control..............................    21

       (a) Performance Shares and Performance Units...........    21
       (b) Restricted Shares and Restricted Units.............    22
       (c) Stock Options and Stock Appreciation Rights........    22
       (d) Other ML & Co. Securities..........................    23


   Section 8.2 A Change in Control............................    23

   Section 8.3 Effect of Agreement Resulting in Change
               in Control.....................................    24

   Section 8.4 Termination for Cause..........................    24

   Section 8.5 Good Reason....................................    25

       (a) Inconsistent Duties................................    25
       (b) Reduced Salary or Bonus Opportunity................    25
       (c) Relocation.........................................    25
       (d) Compensation Plans.................................    25
       (e) Benefits and Perquisites...........................    26
       (f) No Assumption by Successor.........................    26

   Section 8.6 Effect on Plan Provisions......................    26

ARTICLE IX - MISCELLANEOUS....................................    27

   Section 9.1 Designation of Beneficiary.....................    27

   Section 9.2 Employment Rights..............................    27

                                      (v)

                                                      PAGE

   Section 9.3 Nontransferability...................    27

   Section 9.4 Withholding..........................    27

   Section 9.5 Relationship to Other Benefits.......    28

   Section 9.6 No Trust or Fund Created.............    28

   Section 9.7 Expenses.............................    28

   Section 9.8 Indemnification......................    28

   Section 9.9 Tax Litigation.......................    28

ARTICLE X  - AMENDMENT AND TERMINATION..............    29

ARTICLE XI - INTERPRETATION.........................    29

   Section 11.1 Governmental and Other Regulations..    29


   Section 11.2 Governing Law.......................    29

ARTICLE XII - EFFECTIVE DATE AND STOCKHOLDER APPROVAL   29

                                      (vi)

                           MERRILL LYNCH & CO., INC.
                           -------------------------

                     LONG-TERM INCENTIVE COMPENSATION PLAN
                     -------------------------------------


ARTICLE I - GENERAL

     SECTION 1.1  PURPOSE.
                  -------

     The purposes of the Long-Term Incentive Compensation Plan (the "PLAN") are:
(a) to enhance the growth and profitability of Merrill Lynch & Co., Inc., a Delaware corporation ("ML & CO."), and its subsidiaries by providing the incentive of long-term rewards to key employees who are capable of having a significant impact on the performance of ML & Co. and its subsidiaries; (b) to attract and retain employees of outstanding competence and ability; (c) to encourage long-term stock ownership by employees; and (d) to further the identity of interests of such employees with those of stockholders of ML & Co.

     SECTION 1.2  DEFINITIONS.
                  -----------

     For the purpose of the Plan, the following terms shall have the meanings indicated:

     (a) "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of Directors of ML & Co.

     (b) "CODE" shall mean the Internal Revenue Code of l986, as amended, including any successor law thereto.

     (c) "COMPANY" shall mean ML & Co. and any corporation, partnership, or other organization of which ML & Co. owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests. For purposes of this Plan, the terms "ML & Co." and "Company" shall include any successor thereto.

     (d) "COMMITTEE" shall mean the Management Development and Compensation Committee of the Board of Directors, or its functional successor, unless some other Board committee has been designated by the Board of Directors to administer the Plan. The Committee shall be constituted so that at all relevant times it meets the then applicable requirements of Rule 16b-3 (or its successor) promulgated under the Securities Exchange Act of 1934, as amended.

     (e) "COMMON STOCK" shall mean the Common Stock, par value $1.33 1/3 per share, of ML & Co. and a "SHARE OF COMMON STOCK" shall mean one share of Common Stock together with, for so long as Rights are outstanding, one Right (whether trading with the Common Stock or separately).

     (f) "DISABILITY," unless otherwise provided herein, shall mean any physical or mental condition that, in the opinion of the Director of Human Resources of Merrill Lynch & Co., Inc. (or his functional successor), renders an employee incapable of engaging in any employment or occupation for which he is suited by reason of education or training, provided that, in the case of any officer of ML & Co., as defined in Rule 16a-1 under the Securities Exchange Act of 1934, such determination shall be made by the Committee following recommendation by the Director of Human Resources.

     (g) "FAIR MARKET VALUE" of shares of Common Stock on any given date(s) shall be: (a) the mean of the high and low sales prices on the New York Stock Exchange--Composite Tape of such shares on the date(s) in question, or, if the shares of Common Stock shall not have been traded on any such date(s), the mean of the high and low sales prices on the New York Stock Exchange--Composite Tape on the first day prior thereto on which the shares of Common Stock were so traded; or (b) if the shares of Common Stock are not traded on the New York Stock Exchange, such other amount as may be determined by the Committee by any fair and reasonable means.

          "FAIR MARKET VALUE" of any Other ML & Co. Security on any given date(s) shall be: (a) the mean of the high and low sales prices of such Other ML & Co. Security on the principal securities exchange on which such Security is traded on the date(s) in question or, if such Other ML & Co. Security shall not have been traded on any such exchange on such date(s), the mean of the high and low sales prices on such exchange on the first day prior thereto on which such Other ML & Co. Security was so traded; or (b) if the Other ML & Co. Security is not publicly traded on a securities exchange, such other amount as may be determined by the Committee by any fair and reasonable means.

     (h) "JUNIOR PREFERRED STOCK" shall mean ML & Co.'s Series A Junior Preferred Stock, par value $1.00 per share.

     (i) "OTHER ML & CO. SECURITY" shall mean a financial instrument issued pursuant to Article VI.

     (j) "PARTICIPANT" shall mean any employee who has met the eligibility requirements set forth in Section 1.5 hereof and to whom a grant has been made and is outstanding under the Plan.

     (k) "PERFORMANCE PERIOD" shall mean, in relation to Performance Shares or Performance Units, any period, for which performance objectives have been established, of not less than one nor more than ten consecutive ML & Co. fiscal years, commencing with the first day of the fiscal year in which such Performance Shares or Performance Units were granted.

     (l) "PERFORMANCE SHARE" shall mean a right, granted to a Participant pursuant to Article II, that will be paid out as a share of Common Stock.

     (m) "PERFORMANCE UNIT" shall mean a right, granted to a Participant pursuant to Article II, to receive an amount equal to the Fair Market Value of one share of Common Stock in cash.

     (n) "RESTRICTED PERIOD" shall mean, (i) in relation to shares of Common Stock receivable in payment for Performance Shares, the period beginning at the end of the applicable Performance Period during which restrictions on the transferability of such shares of Common Stock are in effect; and (ii) in relation to Restricted Shares, the period, beginning with the first day of the month in which Restricted Shares are granted, during which restrictions on the transferability of such Restricted Shares are in effect and which shall not be of shorter duration than the Vesting Period applicable to the same Restricted Shares.

     (o) "RESTRICTED SHARE" shall mean a share of Common Stock, granted to a Participant pursuant to Article III, subject to the restrictions set forth in
Section 3.3 hereof.

     (p) "RESTRICTED UNIT" shall mean the right, granted to a Participant pursuant to Article III, to receive an amount equal to the Fair Market Value of one share of Common Stock in cash.

     (q) "RETIREMENT" shall mean the cessation of employment by the Company after reaching age 55 and having completed at least 5 years of service, including approved leaves of absence of one year or less.

     (r) "RIGHTS" means the Rights to Purchase Units of Junior Preferred Stock issued pursuant to the Rights Agreement.

     (s) "RIGHTS AGREEMENT" means the Rights Agreement dated as of December 16, 1987 between ML & Co. and Manufacturers Hanover Trust Company, Rights Agent, as amended from time to time.

     (t) "STOCK APPRECIATION RIGHT" shall mean a right, granted to a Participant pursuant to Article V, to receive, in cash or shares of Common Stock, an amount equal to the increase in Fair Market Value, over a specified period of time, of a specified number of shares of Common Stock.

     (u) "STOCK OPTION" shall mean a right, granted to a Participant pursuant to Article IV, to purchase, before a specified date and at a specified price, a specified number of shares of Common Stock. Stock Options may be "INCENTIVE STOCK OPTIONS," which meet the definition of such in Section 422A of the Code, or "NONQUALIFIED STOCK OPTIONS," which do not meet such definition.

     (v) "VESTING PERIOD" shall mean, in relation to Restricted Shares or Restricted Units, any period of not less than 12 nor more than 60 consecutive months, beginning with the first day of the month in which Restricted Shares or Restricted Units are granted, during which such shares or units may be forfeited if the Participant terminates employment.

     SECTION 1.3 ADMINISTRATION.
                 --------------

     (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to:
(i) subject to Section 1.5 hereof, select Participants after receiving the recommendations of the management of the Company; (ii) determine the number of Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Appreciation Rights, or Other ML & Co. Securities subject to each grant;
(iii) determine the number of shares of Common Stock subject to each Stock Option grant; (iv) determine the time or times when grants are to be made or are to be effective; (v) determine the terms and conditions subject to which grants may be made; (vi) extend the term of any Stock Option; (vii) provide at the time of grant that all or any portion of any Stock Option shall be canceled upon the Participant's exercise of any Stock Appreciation Rights; (viii) prescribe the form or forms of the instruments evidencing any grants made hereunder, provided that such forms are consistent with the Plan; (ix) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (x) construe and interpret the Plan and all rules, regulations, and instruments utilized thereunder; and (xi) make all determinations deemed advisable or necessary for the administration of the Plan. All determinations by the Committee shall be final and binding.

     (b) The Committee shall act in accordance with the procedures established for a Committee under ML & Co.'s Certificate of Incorporation and By-Laws or under any resolution of the Board.

     SECTION 1.4 SHARES AND UNITS SUBJECT TO THE PLAN.
                 ------------------------------------

     The total number of shares of Common Stock that may be distributed under the Plan shall be 80,000,000* (whether granted as Restricted Shares or reserved for distribution upon grant of Performance Shares, Stock Options, Stock Appreciation

*The net number of shares that remain available for distribution and reserved for issuance under the Plan as of October 22, 1993 was 59,001,220, adjusted (as of such date) for ML & Co.'s 2 for 1 stock split, effected in the form of a stock dividend.

Rights (to the extent they may be paid out in Common Stock), or Other ML & Co. Securities), subject to adjustment as provided in Article VII hereof. Shares of Common Stock distributed under the Plan may be treasury shares or authorized but unissued shares. The total number of units payable in cash under the Plan, including Performance Units, Restricted Units, and Stock Appreciation Rights (to the extent they are paid out in cash) shall be 80,000,000.* To the extent that awards of Other ML & Co. Securities are convertible into Common Stock or are otherwise equity securities (or convertible into equity securities) of ML & Co., they shall be subject to the limitation expressed above on the number of shares of Common Stock that can be awarded under the Plan; otherwise, they shall be treated as if they were awards of units payable in cash under the Plan and subject to the foregoing limitation thereon. Any shares of Common Stock that have been granted as Restricted Shares or that have been reserved for distribution in payment for Performance Shares but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of grants under the Plan. If any Stock Option, Stock Appreciation Right, or Other ML & Co. Security granted under the Plan expires or terminates, or any Stock Appreciation Right is paid out in cash, the underlying shares of Common Stock may again be made the subject of grants under the Plan. Units payable in cash that are later forfeited or for any reason are not payable under the Plan may again be the subject of grants under the Plan.

     SECTION 1.5 ELIGIBILITY AND PARTICIPATION.
                 -----------------------------

     Participation in the Plan shall be limited to officers (who may also be members of the Board of Directors) and other salaried, key employees of the Company.

ARTICLE II - PROVISIONS APPLICABLE TO PERFORMANCE SHARES AND
             PERFORMANCE UNITS.

     SECTION 2.1 PERFORMANCE PERIODS AND RESTRICTED PERIODS.
                 ------------------------------------------

     The Committee shall establish Performance Periods applicable to Performance Shares and Performance Units and may establish Restricted Periods applicable to Performance Shares, at its discretion. Each such Performance Period shall commence with the beginning of a fiscal year in which the Performance Shares and Performance Units are granted and have a duration of not less than one nor more than ten consecutive fiscal years. Each such Restricted Period shall commence with the end of the Performance Period established for such Performance Shares and shall end on such date as may be determined by the Committee at the time of grant. There shall be no limitation on the number of Performance Periods or Restricted Periods established by the Committee, and more than one Performance Period may encompass the same fiscal year.

*The net number of units that remain available for distribution under the Plan, as of October 22, 1993, was 70,157,928, adjusted (as of such date) for ML&Co.'s 2 for 1 stock split, effected in form of a stock dividend.

     SECTION 2.2 PERFORMANCE OBJECTIVES.
                 ----------------------

     At any time before or during a Performance Period, the Committee shall establish one or more performance objectives for such Performance Period, provided that such performance objectives shall be established prior to the grant of any Performance Shares or Performance Units with respect to such Period. Performance objectives shall be based on one or more measures such as return on stockholders' equity, earnings, or any other standard deemed relevant by the Committee, measured internally or relative to other organizations and before or after extraordinary items, as may be determined by the Committee; provided, however, that any such measure shall include all accruals for grants
- --------  -------
made under the Plan and for all other employee benefit plans of the Company. The Committee may, in its discretion, establish performance objectives for the Company as a whole or for only that part of the Company in which a given Participant is involved, or a combination thereof. In establishing the performance objective or objectives for a Performance Period, the Committee shall determine both a minimum performance level, below which no Performance Shares or Performance Units shall be payable, and a full performance level, at or above which 100% of the Performance Shares or Performance Units shall be payable. In addition, the Committee may, in its discretion, establish intermediate levels at which given proportions of the Performance Shares or Performance Units shall be payable. Such performance objectives shall not thereafter be changed except as set forth in Sections 2.5 and 2.6 and Article VII hereof.

     SECTION 2.3 GRANTS OF PERFORMANCE SHARES AND PERFORMANCE
                 --------------------------------------------
                 UNITS.
                 -----

     The Committee may select employees to become Participants subject to the provisions of Section 1.5 hereof and grant Performance Shares or Performance Units to such Participants at any time prior to or during the first fiscal year of a Performance Period. Grants shall be deemed to have been made as of the beginning of the first fiscal year of the Performance Period. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of Section 2.7 hereof, a grant of Performance Shares or Performance Units shall be effective for the entire applicable Performance Period and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Performance Shares or Performance Units granted, the Performance Period, the performance objective or objectives, the proportion of payments for performance between the minimum and full performance levels, if any, the Restricted Periods and restrictions applicable to shares of Common Stock receivable in payment for Performance Shares, and any other terms, conditions, and rights with respect to such grant. At the time of any grant of Performance Shares, there shall be reserved out of the number of shares of Common

Stock authorized for distribution under the Plan a number of shares equal to the number of Performance Shares so granted.

     SECTION 2.4   RIGHTS AND BENEFITS DURING PERFORMANCE PERIOD.
                   ---------------------------------------------

     The Committee may provide that, during a Performance Period, a Participant shall be paid cash amounts, with respect to each Performance Share or Performance Unit held by such Participant, in the same manner, at the same time, and in the same amount paid, as a dividend on a share of Common Stock.

     SECTION 2.5 ADJUSTMENT WITH RESPECT TO PERFORMANCE SHARES AND
                 -------------------------------------------------
                 PERFORMANCE UNITS.
                 ------------------

     Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time adjust performance objectives (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the way performance objectives are measured, or shorten any Performance Period or Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

     SECTION 2.6 PAYMENT OF PERFORMANCE SHARES AND PERFORMANCE
                 ---------------------------------------------
                 UNITS.
                 -----

     Within 90 days after the end of any Performance Period, the Company shall determine the extent to which performance objectives established by the Committee pursuant to Section 2.2 hereof for such Performance Period have been met during such Performance Period and the resultant extent to which Performance Shares or Performance Units granted for such Performance Period are payable. Payment for Performance Shares and Performance Units shall be as follows:

     (a)  Performance Shares:
          ------------------

          (i) If a Restricted Period has been established in relation to the
              -------------------------------------------
Performance Shares:

          (A) At the end of the applicable Performance Period, one or more
              -----------------------------------------------
certificates representing the number of shares of Common Stock equal to the number of Performance Shares payable shall be registered in the name of the Participant but shall be held by the Company for the account of the employee. Such shares will be nonforfeitable but restricted as to transferability during the applicable Restricted Period. During the Restricted Period, the Participant shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends, to exercise Rights, and to vote such Common Stock and any securities issued upon exercise of Rights, subject to the following restrictions: (1) the Participant shall not be entitled to delivery of certificates representing such shares of Common Stock and any other such securities until the expiration of the Restricted Period; and (2) none of such shares of Common Stock or Rights may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period. Any shares of Common Stock or other securities or property received with respect to such shares shall be subject to the same restrictions as such shares; provided, however, that the Company shall not be required to register any
- --------  -------
fractional shares of Common Stock payable to any Participant, but will pay the value of such fractional shares, measured as set forth in Section 2.6(b) below, to the Participant.

          (B) At the end of the applicable Restricted Period, all restrictions
              ----------------------------------------------
applicable to the shares of Common Stock, and other securities or property received with respect to such shares, held by the Company for the accounts of recipients of Performance Shares granted in relation to such Restricted Period shall lapse, and one or more stock certificates for such shares of Common Stock and securities, free of the restrictions, shall be delivered to the Participant, or such shares and securities shall be credited to a brokerage account if the Participant so directs.

          (ii) If a Restricted Period has not been established in relation to
               -----------------------------------------------
the Performance Shares, at the end of the applicable Performance Period, one or more stock certificates representing the number of shares of Common Stock equal to the number of Performance Shares payable, free of restrictions, shall be registered in the name of the Participant and delivered to the Participant, or such shares shall be credited to a brokerage account if the Participant so directs.

     (b)  Performance Units: At the end of the applicable Performance Period, a
          -----------------
Participant shall be paid a cash amount equal to the number of Performance Units payable, times the mean of the Fair Market Value of Common Stock during the second calendar month following the end of the Performance Period, unless some other date or period is established by the Committee at the time of grant.

     SECTION 2.7 TERMINATION OF EMPLOYMENT.
                 -------------------------

     (a)  Prior to the end of a Performance Period:

          (i)  Death: If a Participant ceases to be an employee of the Company
               -----
prior to the end of a Performance Period by reason of death, any outstanding Performance Shares or Performance Units with respect to such Participant shall become payable and be paid to such Participant's beneficiary or estate, as the case may be, as soon as practicable in the manner set forth in Sections 2.6(a)(ii) and 2.6(b) hereof, respectively. In determining the extent to which performance objectives established for such Performance Period have been met and the resultant extent to which Performance Shares or Performance Units are payable, the Performance Period shall be deemed to end as of the end of the fiscal year in which the Participant's death occurred.

          (ii) Disability or Retirement: The Disability or Retirement of a
               ------------------------
Participant shall not constitute a termination of employment for purposes of this Article II, and such Participant shall not forfeit any Performance Shares or Performance Units held by him, provided that following Disability or Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company during the remainder of the applicable Performance Period. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

          (iii)  Other Terminations: If a Participant ceases to be an employee
                 ------------------
prior to the end of a Performance Period for any reason other than death, the Participant shall immediately forfeit all Performance Shares and Performance Units previously granted under the Plan and all right to receive any payment for such Performance Shares and Performance Units. The Committee may, however, direct payment in accordance with the provisions of Section 2.6 hereof for a number of Performance Shares or Performance Units, as it may determine, granted under the Plan to a Participant whose employment has so terminated (but not exceeding the number of Performance Shares or Performance Units that could have been payable had the Participant remained an employee) if it finds that the circumstances in the particular case so warrant. For purposes of the preceding sentence, the Performance Period over which performance objectives shall be measured shall be deemed to end as of the end of the fiscal year in which termination occurred.

     (b) After the end of a Performance Period but prior to the end of a Restricted Period:

          (i)    Death, Disability, or Retirement: If a Participant ceases to be
                 --------------------------------
an employee of the Company by reason of death or in the case of the Disability or Retirement of a Participant, the Restricted Period shall be deemed to have ended and shares held by the Company shall be paid as soon as practicable in the manner set forth in Section 2.6(a)(i)(B).

          (ii) Other Terminations: Terminations of employment for any reason
               ------------------
other than death after the end of a Performance Period but prior to the end of a Restricted Period shall not have any effect on the Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee and that shares held by the Company shall be paid as soon as practicable following such earlier date in the manner set forth in Section 2.6(a)(i)(B).

     (c) Except as otherwise provided in this Section 2.7, termination of employment after the end of a Performance Period but before the payment of Performance Shares or Performance Units relating to such Performance Period shall not affect the amount, if any, to be paid pursuant to Section 2.6 hereof. Approved leaves of absence of one year or less shall not be deemed to be terminations of employment under this Section 2.7. Leaves of absence of more than one year will be deemed to be terminations of employment under this Section 2.7, unless the Committee determines otherwise.


     SECTION 2.8 DEFERRAL OF PAYMENT.
                 -------------------

     The Committee may, in its sole discretion, offer a Participant the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, for Performance Shares or Performance Units. If such an election to defer is made, the Common Stock receivable in payment for Performance Shares shall be deferred as stock units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Common Stock that would have been paid to the Participant. Such stock units shall represent only a contractual right and shall not give the Participant any interest, right, or title to any Common Stock during the deferral period. The cash receivable in payment for Performance Units or fractional shares receivable for Performance Shares shall be deferred as cash units. Deferred stock units and cash units may be credited annually with the appreciation factor contained in the deferred compensation agreement, which may include dividend equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

ARTICLE III - PROVISIONS APPLICABLE TO RESTRICTED SHARES AND
              RESTRICTED UNITS.

     SECTION 3.1 VESTING PERIODS AND RESTRICTED PERIODS.
                 --------------------------------------

     The Committee shall establish one or more Vesting Periods applicable to Restricted Shares and Restricted Units and one or more Restricted Periods applicable to Restricted Shares, at its discretion. Each such Vesting Period shall have a duration of not less than 12 or more than 60 consecutive months, measured from the first day of the month in which Restricted Shares or Restricted Units are granted with respect to such Vesting Period. Each such Restricted Period shall have a duration of 12 or more consecutive months, measured from the first day of the month in which Restricted Shares are granted with respect to such Restricted Period, but in no event shall be of shorter duration than the Vesting Period applicable to the same Restricted Shares.

     SECTION 3.2 GRANTS OF RESTRICTED SHARES AND RESTRICTED UNITS.
                 ------------------------------------------ -----

     The Committee may select employees to become Participants (subject to the provisions of Section 1.5 hereof) and grant Restricted Shares or Restricted Units to such Participants at any time. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential.

     Subject to the provisions of Section 3.7 hereof, a grant of Restricted Shares or Restricted Units shall be effective for the entire applicable Vesting and Restricted Periods and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Restricted Shares granted, the Vesting Period, the Restricted Period, the restrictions applicable to such Restricted Shares, the nature and terms of payment of consideration, if any, and the consequences of forfeiture that will apply to such Restricted Shares, and any other terms, conditions, and rights with respect to such grant. Each grant to a Participant of Restricted Units shall be evidenced by a written instrument stating the number of Restricted Units granted, the Vesting Period, and all other terms, conditions and rights with respect to such grant.

     SECTION 3.3 RIGHTS AND RESTRICTIONS GOVERNING RESTRICTED
                 --------------------------------------------
                 SHARES.
                 -------

     At the time of grant of Restricted Shares, subject to the receipt by the Company of any applicable consideration for such Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock granted to a Participant shall be registered either in his name or for his benefit either individually or collectively with others, but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends, to exercise Rights, and to vote such Common Stock and any securities issued upon exercise of Rights, subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Common Stock and any other such securities until the expiration of the Restricted Period; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (c) all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Participant remains in the continuous employment of the Company for the entire Vesting Period in relation to which such Restricted Shares were granted, except as otherwise allowed by Section 3.7 hereof. Any shares of Common Stock or other securities or property received with respect to such shares shall be subject to the same restrictions as such Restricted Shares.

     SECTION 3.4 RIGHTS GOVERNING RESTRICTED UNITS.
                 ---------------------------------

     During the Vesting Period for Restricted Units, a Participant shall be paid, with respect to each Restricted Unit to which such Vesting Period is applicable, cash amounts in the same manner, at the same time, and in the same amount paid, as a dividend on a share of Common Stock.


     SECTION 3.5 ADJUSTMENT WITH RESPECT TO RESTRICTED SHARES AND RESTRICTED
                 -----------------------------------------------------------
                 UNITS.
                 -----

     Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time shorten any Vesting Period or Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

     SECTION 3.6 PAYMENT OF RESTRICTED SHARES AND RESTRICTED
                 -------------------------------------------
                 UNITS.
                 -----

     (a)  Restricted Shares: At the end of the Restricted Period, all
          -----------------
restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to Restricted Shares granted in relation to such Restricted Period, and one or more stock certificates for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs.

     (b)  Restricted Units: At the end of the Vesting Period applicable to
          ----------------
Restricted Units granted to a Participant, a cash amount equivalent in value to the Fair Market Value of one share of Common Stock on the last day of the Vesting Period, or during such period as is established by the Committee at the time of grant, shall be paid, with respect to each such Restricted Unit, to the Participant, or his beneficiary or estate, as the case may be.

     SECTION 3.7 TERMINATION OF EMPLOYMENT.
                 -------------------------

     (a)  Prior to the end of a Vesting Period:

          (i)    Death: If a Participant ceases to be an employee of the Company
                 -----
prior to the end of a Vesting Period by reason of death, all Restricted Shares and Restricted Units granted to such Participant are immediately payable as set forth in Section 3.6.

          (ii) Disability or Retirement: The Disability or Retirement of a
               ------------------------
Participant shall not constitute a termination of employment for purposes of this Article III and such Participant shall not forfeit any Restricted Shares or Restricted Units held by him, provided that, during the remainder of the applicable Vesting Period, such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

       (iii)   Other Terminations: If a Participant ceases to be an employee
               ------------------
prior to the end of a Vesting Period for any reason other than death, the Participant shall immediately forfeit all Restricted Shares and Restricted Units previously granted with respect such Vesting Period in accordance with the provisions of Section 3.2 hereof, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and allows a Participant whose employment has so terminated to retain any or all of the Restricted Shares or Restricted Units granted to such Participant.

     (b)  After the end of a Vesting Period but prior to the end of a Restricted
Period:

          (i)  Death, Disability, or Retirement: If a Participant ceases to be
               --------------------------------
an employee of the Company by reason of death, or in the case of the Disability or Retirement of a Participant, prior to the end of a Restricted Period, all Restricted Shares granted to such Participant are immediately payable in the manner set forth in Section 3.6.

          (ii) Other Terminations: Terminations of employment for any reason
               ------------------
other than death after the end of a Vesting Period but prior to the end of a Restricted Period shall not have any effect on the Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee and that shares held by the Company shall be paid as soon as practicable following such earlier date in the manner set forth in Section 3.6.

     (c) Approved leaves of absence of one year or less shall not be deemed to be terminations of employment under this Section 3.7. Leaves of absence of more than one year will be deemed to be terminations of employment under this Section 3.7, unless the Committee determines otherwise.

     SECTION 3.8   DEFERRAL OF PAYMENT.
                   -------------------

     The Committee may, in its sole discretion, offer a Participant the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, for Restricted Shares or Restricted Units. If such an election to defer is made, the shares of Common Stock receivable in payment for Restricted Shares shall be deferred as stock units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Common Stock that would have been paid to the Participant. Such stock units shall represent only a contractual right and shall not give the Participant any interest, right, or title to any shares of Common Stock during the deferral period. The cash receivable in payment for Restricted Units or fractional shares receivable for Restricted Shares shall be deferred as cash units. Deferred stock units and cash units may be credited annually with the appreciation factor contained in the deferred compensation agreement, which may include dividend equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

ARTICLE IV - PROVISIONS APPLICABLE TO STOCK OPTIONS.

     SECTION 4.1 GRANTS OF STOCK OPTIONS.
                 -----------------------

     The Committee may select employees to become Participants (subject to Section 1.5 hereof) and grant Stock Options to such Participants at any time; provided, however, that Incentive Stock Options shall be granted within 10 years of the earlier of the date the Plan is adopted by the Board or approved by the stockholders. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of the Plan, the Committee shall also determine the number of shares of Common Stock to be covered by each Stock Option. The Committee shall have the authority, in its discretion, to grant "Incentive Stock Options" or "Nonqualified Stock Options," or to grant both types of Stock Options. Furthermore, the Committee may grant a Stock Appreciation Right in connection with a Stock Option, as provided in Article V.

     SECTION 4.2 OPTION DOCUMENTATION.
                 --------------------

     Each Stock Option granted under the Plan shall be evidenced by written documentation containing such terms and conditions as the Committee may deem appropriate and are not inconsistent with the provisions of the Plan.

     SECTION 4.3 EXERCISE PRICE.
                 --------------

     The Committee shall establish the exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 50% of the Fair Market Value of the underlying shares of Common Stock on the day a Stock Option is granted and that, with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the day such Incentive Stock Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Article VII of the Plan.

     SECTION 4.4 EXERCISE OF STOCK OPTIONS.
                 -------------------------

     (a) EXERCISABILITY. Stock Options shall become exercisable at such times and in such installments as the Committee may provide at the time of grant. The Committee may, however, in its sole discretion accelerate the time at which a Stock Option or installment may be exercised. A Stock Option may be exercised at any time from the time first set by the Committee until the close of business on the expiration date of the Stock Option. Stock Options are not transferable by a Participant except by will or the laws of descent and distribution and are exercisable during his lifetime only by him. Notwithstanding the foregoing, in no event may a Participant exercise a Stock Option during the 12-month period following a hardship withdrawal by the Participant of Elective 401(k) Deferrals as defined under the Merrill Lynch & Co., Inc. Savings & Investment Plan.

     (b) OPTION PERIOD. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised, provided that no Stock Option shall be exercisable after the expiration of 10 years from the date of grant of such Stock Option.

     (c)  EXERCISE IN THE EVENT OF TERMINATION OF EMPLOYMENT.

           (i) Death:  If a Participant ceases to be an employee of the Company
               -----
         by reason of death prior to the exercise or expiration of a Stock Option outstanding in his name on the date of death, such Stock Option may be exercised to the full extent not yet exercised, regardless of whether or not then fully exercisable under the terms of the grant or under the terms of Section 4.4(a) hereof, by his estate or beneficiaries, as the case may be, at any time and from time to time, but in no event after the expiration date of such Stock Option.

          (ii) Disability or Retirement:  The Disability or Retirement of a
               ------------------------
          Participant shall not constitute a termination of employment for purposes of this Article IV, provided that following Disability or Retirement such

          Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company, and such Participant may exercise any Stock Option outstanding in his name at any time and from time to time, but in no event after the expiration date of such Stock Option. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be competition with business engaged in by the Company shall be deemed to have terminated employment. In the case of Incentive Stock Options, Disability shall be as defined in Code Section 22(e)(3).

          (iii) Other Terminations:  If a Participant ceases to be an employee
                ------------------
          prior to the exercise or expiration of a Stock Option for any reason other than death, all outstanding Stock Options granted to such Participant shall expire on the date of such termination of employment, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and determines that the Participant may exercise any such outstanding Stock Option (to the extent that he was entitled to do so at the date of such termination of employment) at any time and from time to time within up to 5 years after such termination of employment but in no event after the expiration date of such Stock Option (the "Extended Period"). If a Participant dies during the Extended Period and prior to the exercise or expiration of a Stock Option, his estate or beneficiaries, as the case may be, may exercise such Stock Option (to the extent that the Participant was entitled to do so at the date of termination of employment) at any time and from time to time, but in no event after the end of the Extended Period.

     SECTION 4.5 PAYMENT OF PURCHASE PRICE UPON EXERCISE AND
                 --------------------------------------------
                 DELIVERY OF SHARES.
                 -------------------

     The purchase price of the shares as to which a Stock Option is exercised shall be paid to the Company at the time of exercise (i) in cash, (ii) by delivering freely transferable shares of Common Stock already owned by the employee having a total Fair Market Value on the day prior to the date of exercise equal to the purchase price, (iii) a combination of cash and shares of Common Stock equal in value to the exercise price, or (iv) by such other means as the Committee, in its sole discretion, may determine. Upon receipt by the Company of the purchase price, stock certificate(s) for the shares of Common Stock as to which a Stock Option is exercised shall be delivered to the Participant, or such shares shall be credited to a brokerage account or otherwise delivered, in such manner as the Participant may direct.

     SECTION 4.6 LIMITATION ON FAIR MARKET VALUE OF SHARES OF COMMON STOCK
                 ----------------------------------------------------------
                 RECEIVED UPON EXERCISE OF INCENTIVE STOCK OPTIONS.
                 -------------------------------------------------

     The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by a Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other limit as may be established from time to time under the Code.

ARTICLE V - PROVISIONS APPLICABLE TO STOCK APPRECIATION RIGHTS.

     SECTION 5.1 GRANTS OF STOCK APPRECIATION RIGHTS.
                 -----------------------------------

     The Committee may select employees to become Participants (subject to the provisions of Sections 1.5 hereof) and grant Stock Appreciation Rights to such Participants at any time. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. The Committee shall have the authority to grant Stock Appreciation Rights in connection with a Stock Option or independently. The Committee may grant Stock Appreciation Rights in connection with a Stock Option, either at the time of grant or by amendment, in which case each such right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right granted in connection with a Stock Option shall entitle the holder to surrender to the Company the related Stock Option unexercised, or any portion thereof, and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of the Common Stock on the day preceding the surrender of such Stock Option over the Stock Option exercise price times the number of shares underlying the Stock Option, or portion thereof, that is surrendered. A Stock Appreciation Right granted independently of a Stock Option shall entitle the holder to receive upon exercise an amount equal to the excess of the Fair Market Value of one share of Common Stock on the day preceding the exercise of the Stock Appreciation Right over the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right was granted, or such other price determined by the Committee at the time of grant, which shall in no event be less than 50% of the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right was granted. Stock Appreciation Rights are not transferable by a Participant except by will or the laws of descent and distribution and are exercisable during his lifetime only by him.

     SECTION 5.2 STOCK APPRECIATION RIGHTS GRANTED IN CONNECTION WITH
                 -----------------------------------------------------
                 INCENTIVE STOCK OPTIONS.
                 ------------------------

     (a) Stock Appreciation Rights granted in connection with Incentive Stock Options must expire no later than the last date the underlying Incentive Stock Option can be exercised.

     (b) Such Stock Appreciation Rights may be granted for no more than 100% of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised.

     (c) Such Stock Appreciation Rights are transferable only to the extent and at the same time and under the same conditions as the underlying Incentive Stock Options.

     (d) Such Stock Appreciation Rights may be exercised only when the underlying Incentive Stock Options may be exercised.

     (e) Such Stock Appreciation Rights may be exercised only when the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Options exceeds the exercise price of the Incentive Stock Options.

     SECTION 5.3 PAYMENT UPON EXERCISE OF STOCK APPRECIATION RIGHTS.
                 ---------------------------------------------------

     The Company's obligation to any Participant exercising a Stock Appreciation Right may be paid in cash or shares of Common Stock, or partly in cash and partly in shares, at the sole discretion of the Committee.

     SECTION 5.4 TERMINATION OF EMPLOYMENT.
                 -------------------------

     (a)  Death:  If a Participant ceases to be an employee of the Company prior
          -----
to the exercise or expiration of a Stock Appreciation Right outstanding in his name on the date of death, such Stock Appreciation Right may be exercised to the full extent not yet exercised, regardless of whether or not then fully exercisable under the terms of the grant, by his estate or beneficiaries, as the case may be, at any time and from time to time within l2 months after the date of death but in no event after the expiration date of such Stock Appreciation Right.

     (b)  Disability:  The Disability of a Participant shall not constitute a
          ----------
termination of employment for purposes of this Article IV, provided that following the Disability such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

     (c)  Retirement:  The Retirement of a Participant shall not constitute a
          ----------
termination of employment for purposes of this Article IV, provided that following Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company, and such Participant may exercise any Stock Appreciation Right outstanding in his name at any time and from time to time within 5 years after the date his Retirement commenced but in no event after the expiration date of such Stock Appreciation Right. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

     (d)  Other Terminations:  If a Participant ceases to be an employee prior
          ------------------
to the exercise or expiration of a Stock Appreciation Right for any reason other than death, all outstanding Stock Appreciation Rights granted to such Participant shall expire on the date of such termination of employment, unless the Committee, in its sole discretion, determines that he may exercise any such outstanding Stock Appreciation Right (to the extent that he was entitled to do so at the date of such termination of such employment) at any time and from time to time within up to 5 years after such termination of employment but in no event after the expiration date of such Stock Appreciation Right.



ARTICLE VI - PROVISIONS APPLICABLE TO OTHER ML & CO. SECURITIES.

     SECTION 6.1 GRANTS OF OTHER ML & CO. SECURITIES.
                 -----------------------------------

     Subject to the provisions of the Plan and any necessary action by the Board of Directors, the Committee may select employees to become Participants (subject to the provisions of Section 1.5 hereof) and grant to Participants Other ML & Co. Securities or the right or option to purchase Other ML & Co. Securities on such terms and conditions as the Committee shall determine, including, without limitation, the period such rights or options may be exercised, the nature and terms of payment of consideration for such Other ML & Co. Securities, whether such Other ML & Co. Securities shall be subject to any or all of the provisions of Article III of the Plan applicable to Restricted Shares and/or Restricted Units, the consequences of termination of employment, and the terms and conditions, if any, upon which such Other ML & Co. Securities may or must be repurchased by the Company. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Each such Other ML & Co. Security shall be issued at a price that will not exceed the Fair Market Value thereof on the date the corresponding right or option is granted. Other ML & Co. Securities may bear interest or pay dividends from such date and at a rate or rates or pursuant to a formula or formulas fixed by the Committee or any necessary action of the Board. Any applicable conversion or exchange rate with respect to Other ML & Co. Securities shall be fixed by, or pursuant to a formula determined by, the Committee or any necessary action of the Board at each date of grant and may be predicated upon the attainment of financial or other performance goals.

     SECTION 6.2 TERMS AND CONDITIONS OF CONVERSION OR EXCHANGE.
                 ----------------------------------------------

     Each Other ML & Co. Security may be convertible or exchangeable on such date and within such period of time as the Committee, or the Board if necessary, determines at the time of grant. Other ML & Co. Securities may be convertible into or exchangeable for (i) shares of Preferred Stock of ML & Co. or (ii) other securities of ML & Co. or any present or future subsidiary of ML & Co., whether or not convertible into shares of Common Stock, as the Committee, or the Board if necessary, determines at the time of grant (or at any time prior to the conversion or exchange date).

ARTICLE VII - CHANGES IN CAPITALIZATION.

     Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect shares of Common Stock or Performance Units, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of shares of Common Stock (other than cash dividends) including, without limitation, a merger or other reorganization event in which the shares of Common Stock cease to exist, or, if in the opinion of the Committee, after consultation with the Company's independent public accountants, changes in the Company's accounting policies, acquisitions, divestitures, distributions, or other unusual or extraordinary items have disproportionately and materially affected the value of shares of Common Stock or Performance Units, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities, the Committee shall make such adjustments, if any, that it may deem necessary or equitable in (a) the maximum number of shares of Common Stock available for distribution under the Plan; (b) the number of shares subject to or reserved for issuance under outstanding Performance Share, Restricted Share, and Stock Option grants; (c) the performance objectives for the Performance Periods not yet completed, including the minimum, intermediate, and full performance levels and portion of payments related thereto; and (d) any other terms or provisions of any outstanding grants of Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities, in order to preserve the full benefits of such grants for the Participants, taking into account inflation, interest rates, and any other factors that the Committee, in its sole discretion, considers relevant. In the event of a change in the presently authorized shares of Common Stock that is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be shares of Common Stock within the meaning of the Plan. In the event of any other change affecting the shares of Common Stock, Performance Units, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities, such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

ARTICLE VIII - PAYMENTS UPON TERMINATION OF EMPLOYMENT AFTER A
               CHANGE IN CONTROL.

     SECTION 8.1 VALUE OF PAYMENTS UPON TERMINATION AFTER A CHANGE
                 --------------------------------------------------
                 IN CONTROL.
                 -----------

     Any other provision of the Plan to the contrary notwithstanding and notwithstanding any election to the contrary previously made by the Participant, in the event a Change in Control shall occur and thereafter the Company shall terminate the Participant's employment without Cause or the Participant shall terminate his employment with the Company for Good Reason, the Participant shall be paid the value of his Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Options, Stock Appreciation Rights, and Other ML & Co. Securities in a lump sum in cash, promptly after termination of his employment but, without limiting the foregoing, in no event later than 30 days thereafter. Payments shall be calculated as set forth below:

     (a)  Performance Shares and Performance Units.
          ----------------------------------------

     Any payment for Performance Shares and Performance Units pursuant to this
Section 8.1(a) shall be calculated by applying performance objectives for any outstanding Performance Shares and Performance Units as if the applicable Performance Period and any applicable Restricted Period had ended on the first day of the month in which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(a) shall be reduced by the amount of any payment previously made to the Participant with respect to the Performance Shares and Performance Units, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Performance Shares and Performance Units payable pursuant to this Section 8.1(a) shall be the amount equal to the number of Performance Shares and Performance Units payable in accordance with the preceding sentence multiplied by the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated or, if higher, the highest Fair Market Value of a share of the Common Stock on any day during the 90-day period ending on the date of the Change in Control (the "Pre-CIC Value").

     (b)  Restricted Shares and Restricted Units.
          --------------------------------------

     Any payment under this Section 8.1(b) shall be calculated as if all the relevant Vesting and Restricted Periods had been fully completed immediately prior to the date on which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(b) shall be reduced by the amount of any payment previously made to the Participant with respect to the Restricted Shares and Restricted Units, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Restricted Shares and Restricted Units payable pursuant to this Section 8.1(b) shall be the amount equal to the number of the Restricted Shares and Restricted Units outstanding in a Participant's name multiplied by the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated or, if higher, the Pre-CIC Value.

     (c)  Stock Options and Stock Appreciation Rights.
          -------------------------------------------

     Any payment for Stock Options and Stock Appreciation Rights pursuant to this Section 8.1(c) shall be calculated as if all such Stock Options and Stock Appreciation Rights, regardless of whether or not then fully exercisable under the terms of the grant, became exercisable immediately prior to the date on which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(c) shall be reduced by the amount of any payment previously made to a Participant with respect to the Stock Options and Stock Appreciation Rights, exclusive of any ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Stock Options and Stock Appreciation Rights payable pursuant to this Section 8.1(c) shall be

          (i) in the case of a Stock Option, for each underlying share of Common Stock, the excess of the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated, or, if higher, the Pre-CIC Value, over the per share exercise price for such Stock Option;

          (ii) in the case of a Stock Appreciation Right granted in tandem with a Stock Option, the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated, or, if higher, the Pre-CIC value, over the Stock Option exercise price; and

          (iii) in the case of a Stock Appreciation Right granted independently of a Stock Option, the Fair Market Value of a share of Common Stock on the day the Participant's employment is terminated, or, if higher, the Pre-CIC value, over the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right was granted, or such other price determined by the Committee at the time of grant.

     (d)   Other ML & Co. Securities.
           -------------------------

     Any payment for Other ML & Co. Securities under this Section 8.1(d) shall be calculated as if any relevant Vesting or Restricted Periods or other applicable conditions dependent on the passage of time and relating to the exercisability of any right or option to purchase Other ML & Co. Securities, or relating to the full and unconditional ownership of such Other ML & Co. Securities themselves, had been met on the first day of the month in which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section 8.1(d) shall be reduced by the amount of any payment previously made to the Participant with respect to the Other ML & Co. Securities, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Other ML & Co. Securities payable pursuant to this Section 8.1(d) shall be

          (i) in the case of an option or right to purchase such Other ML & Co. Security, for each underlying Other ML & Co. Security, the excess of the Fair Market Value of such Other ML & Co. Security on the day the Participant's employment is terminated, or, if higher, the Pre-CIC value, over the exercise price of such option or right; and

          (ii) in the case of the Other ML & Co. Security itself (where there is no outstanding option or right relating to such Other ML & Co. Security), the Fair Market Value of the Other ML & Co. Security on the day the Participant's employment is terminated, or, if higher, the Pre-CIC value.

     SECTION 8.2 A CHANGE IN CONTROL.
                 -------------------

     A "CHANGE IN CONTROL" shall mean a change in control of ML & Co. of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without
                                       --------  -------
limitation, a Change in Control shall be deemed to have occurred if:

     (a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, other than the Company's employee stock ownership plan, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of ML & Co. representing 30% or more of the combined voting power of ML & Co.'s then outstanding securities entitled to vote in the election of directors of ML & Co.;

     (b) during any period of two consecutive years (not including any period prior to the Effective Date of this Plan) individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the stockholders of ML & Co. was approved by a vote of at least three quarters of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

     (c) all or substantially all of the assets of ML & Co. are liquidated or distributed.

     SECTION 8.3 EFFECT OF AGREEMENT RESULTING IN CHANGE IN CONTROL.
                 --------------------------------------------------

     If ML & Co. executes an agreement, the consummation of which would result in the occurrence of a Change in Control as described in Section 8.2, then, with respect to a termination of employment without Cause or for Good Reason occurring after the execution of such agreement (and, if such agreement expires or is terminated prior to consummation, prior to such expiration or termination of such agreement), a Change in Control shall be deemed to have occurred as of the date of the execution of such agreement.

     SECTION 8.4 TERMINATION FOR CAUSE.
                 ---------------------

     Termination of the Participant's employment by the Company for "CAUSE" shall mean termination upon:

     (a) the willful and continued failure by the Participant substantially to perform his duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness or from the Participant's Retirement or any such actual or anticipated failure resulting from termination by the Participant for Good Reason) after a written demand for substantial performance is delivered to him by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties; or

     (b) the willful engaging by the Participant in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise.

     No act or failure to act by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

     Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant was guilty of conduct set forth above in clause (a) or (b) of the first sentence of this Section 8.4 and specifying the particulars thereof in detail.

     SECTION 8.5 GOOD REASON.
                 -----------

     "GOOD REASON" shall mean the Participant's termination of his employment with the Company if, without the Participant's written consent, any of the following circumstances shall occur:

     (a)  Inconsistent Duties.  A meaningful and detrimental alteration in the
          -------------------
Participant's position or in the nature or status of his responsibilities (including those as a director of ML & Co., if any) from those in effect immediately prior to the Change in Control;

     (b)  Reduced Salary or Bonus Opportunity.  A reduction by the Company in
          -----------------------------------
the Participant's annual base salary as in effect immediately prior to the Change in Control; a failure by the Company to increase the Participant's salary at a rate commensurate with that of other key executives of the Company; or a reduction in the Participant's annual cash bonus below the greater of (i) the annual cash bonus that he received, or to which he was entitled, immediately prior to the Change in Control, or (ii) the average annual cash bonus paid to the Participant by the Company for the three years preceding the year in which the Change in Control occurs;

     (c)  Relocation.  The relocation of the office of the Company where the
          ----------
Participant is employed at the time of the Change in Control (the "CIC Location") to a location that in his good faith assessment is an area not generally considered conducive to maintaining the executive offices of a company such as ML & Co. because of hazardous or undesirable conditions including without limitation a high crime rate or inadequate facilities, or to a location that is more than twenty-five (25) miles away from the CIC Location or the Company's requiring the Participant to be based more than twenty-five (25) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with his customary business travel obligations in the ordinary course of business prior to the Change in Control);

     (d)  Compensation Plans.  The failure by the Company to continue in effect
          ------------------
any compensation plan in which the Participant participates, including but not limited to this Plan, the Company's retirement program, Employee Stock Purchase Plan, 1978

Incentive Equity Purchase Plan, Equity Capital Accumulation Plan, Canadian Capital Accumulation Plan, Management Capital Accumulation Plan, limited partnership offerings, cash incentive compensation or any other plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue the Participant's participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of his participation relative to other Participants, as existed immediately prior to the Change in Control;

     (e)  Benefits and Perquisites.  The failure of the Company to continue to
          ------------------------
provide the Participant with benefits at least as favorable as those enjoyed by the Participant under any of the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Participant was participating immediately prior to the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by him immediately prior to the Change in Control, including, without limitation, the use of a car, secretary, office space, telephones, expense reimbursement, and club dues; or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

     (f)  No Assumption by Successor.  The failure of ML & Co. to obtain a
          --------------------------
satisfactory agreement from any successor to assume and agree to perform a Participant's employment agreement as contemplated thereunder or, if the business of the Company for which his services are principally performed is sold at any time after a Change in Control, the purchaser of such business shall fail to agree to provide the Participant with the same or a comparable position, duties, compensation, and benefits as provided to him by the Company immediately prior to the Change in Control.

     SECTION 8.6 EFFECT ON PLAN PROVISIONS.
                 -------------------------

     In the event of a Change in Control, no changes in the Plan, or in any documents evidencing grants of Performance Shares, Performance Units, Restricted Shares, Restricted Units, Stock Options, Stock Appreciation Rights, or Other ML & Co. Securities and no adjustments, determinations or other exercises of discretion by the Committee or the Board of Directors, that were made subsequent to the Change in Control and that would have the effect of diminishing a Participant's rights or his payments under the Plan or this Article shall be effective, including, but not limited to, any changes, determinations or other exercises of discretion made to or pursuant to the Plan. Once a Participant has received a payment pursuant to this Article VIII, shares of Common Stock that were reserved for issuance in connection with any Performance Shares, Restricted Shares, Stock Options, or Other ML & Co. Securities for which payment is made shall no longer be reserved and shares of Common Stock that are Restricted Shares or that are restricted and held by the Company pursuant to
Section 2.6(a)(i), for which payment has been made, shall no longer be registered in the name of the Participant and shall again be available for grants under the Plan. If the Participant's employment is terminated without Cause or for Good Reason after a Change in Control, any election to defer payment for Performance Shares or Performance Units pursuant to Section 2.8 hereof or Restricted Shares or Restricted Units pursuant to Section 3.8 hereof shall be null and void.

ARTICLE IX - MISCELLANEOUS.

     SECTION 9.1 DESIGNATION OF BENEFICIARY.
                 --------------------------

     A Participant may designate, in a writing delivered to ML & Co. before his death, a person or persons to receive, in the event of his death, any rights to which he would be entitled under the Plan. A Participant may also designate an alternate beneficiary to receive payments if the primary beneficiary does not survive the Participant. A Participant may designate more than one person as his beneficiary or alternate beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Company. If a Participant fails to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

     SECTION 9.2 EMPLOYMENT RIGHTS.
                 -----------------

     Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company the right to become a Participant, and a grant under the Plan shall not be construed as giving any Participant any right to be retained in the employ of the Company.

     SECTION 9.3 NONTRANSFERABILITY.
                 ------------------

     A Participant's rights under the Plan, including the right to any amounts or shares payable, may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to his designated beneficiary or, in the absence of such a designation, by will or the laws of descent and distribution.

     SECTION 9.4  WITHHOLDING.
                  -----------

     The Company shall have the right, before any payment is made or a certificate for any shares is delivered or any shares are credited to any brokerage account, to deduct or withhold from any payment under the Plan any Federal, state, local or other taxes, including transfer taxes, required by law to be withheld or to require the

Participant or his beneficiary or estate, as the case may be, to pay any amount, or the balance of any amount, required to be withheld.

     SECTION 9.5 RELATIONSHIP TO OTHER BENEFITS.
                 ------------------------------

     No payment under the Plan shall be taken into account in determining any benefits under any retirement, group insurance, or other employee benefit plan of the Company. The Plan shall not preclude the stockholders of ML & Co., the Board of Directors or any committee thereof, or the Company from authorizing or approving other employee benefit plans or forms of incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Company or the participation in any such plans by Participants in the Plan.

     SECTION 9.6 NO TRUST OR FUND CREATED.
                 ------------------------

     Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     SECTION 9.7 EXPENSES.
                 --------

     The expenses of administering the Plan shall be borne by the Company.

     SECTION 9.8 INDEMNIFICATION.
                 ---------------

     Service on the Committee shall constitute service as a member of the Board of Directors so that members of the Committee shall be entitled to indemnification and reimbursement as directors of ML & Co. pursuant to its Certificate of Incorporation, By-Laws, or resolutions of its Board of Directors or stockholders.

     SECTION 9.9 TAX LITIGATION.
                 --------------

     The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Participants in the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

ARTICLE X - AMENDMENT AND TERMINATION.

     The Board of Directors may modify, amend, or terminate the Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to adjustments in accordance with the Plan). No modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to him without the consent of such Participant.

ARTICLE XI - INTERPRETATION.

     SECTION 11.1  GOVERNMENTAL AND OTHER REGULATIONS.
                   ----------------------------------

     The Plan and any grant hereunder shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any regulatory or governmental agency that may, in the opinion of the counsel for the Company, be required.

     SECTION 11.2  GOVERNING LAW.
                   -------------

     THE PLAN SHALL BE CONSTRUED AND ITS PROVISIONS ENFORCED AND ADMINISTERED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY IN SUCH STATE.

ARTICLE XII - EFFECTIVE DATE AND STOCKHOLDER APPROVAL.

     The Plan shall not be effective unless or until approved by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy present and voting on the Plan.